SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the Appropriate Box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

WELLS FARGO UTILITIES AND HIGH INCOME FUND
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (check the appropriate box):

[X] [ ]	No fee required. Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(a) Title of each class of securities to which transaction applies:
(b) Aggregate number of securities to which transaction applies:
(c) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(d) Proposed maximum aggregate value of transaction:
(e) Total fee paid:
[ ]	Fee paid previously with preliminary material
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(a) Amount Previously Paid: ______________
(b) Form, Schedule or Registration Statement No.: ____
(c) Filing Party: ______________________
(d) Date Filed: _______________________

WELLS FARGO UTILITIES AND HIGH INCOME FUND June xx, 2021

Important Notice	|

Dear Shareholder:

I am pleased to invite you to a special meeting of shareholders of the Wells Fargo Utilities and High Income Fund (the “Fund”), as detailed in the attached Notice of Special Meeting of Shareholders and in the attached Proxy Statement to be held at 525 Market Street, 12th Floor, San Francisco, California 94105 on July 15, 2021 at 12:00 p.m. Pacific Time (the “Meeting”). We continue to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve in light of the COVID-19 pandemic. If we decide to hold the meeting at a different time, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will make an announcement, as applicable or appropriate.

The Meeting is being held to approve matters important to the continuing operations of the Fund. On February 23, 2021, Wells Fargo & Company (“Wells Fargo”) announced that it had entered into a definitive agreement to sell Wells Fargo Asset Management (“WFAM”) to a holding company affiliated with private funds of GTCR LLC and Reverence Capital Partners, L.P. (the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Wells Fargo Funds Management, LLC (“Funds Management”), the investment adviser to the Fund, and Wells Capital Management Incorporated, the sub-adviser to the Fund (“Wells Capital”, and together with Funds Management, the “Advisers”).

Consummation of the Transaction will result in the automatic termination of the Fund’s investment advisory agreement with Funds Management and sub-advisory agreement with Wells Capital. The Board of Trustees of the Fund approved a new investment advisory agreement with Funds Management and a new sub-advisory agreement with Wells Capital Management, LLC, and the Fund is now asking Shareholders to approve the new agreements to replace the existing agreements that will terminate. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions.

The Board recommends you vote “IN FAVOR OF” each of the proposals applicable to your Fund. However, before you vote, please read the full text of the Proxy Statement for an explanation of each of the proposals.

Whether or not you plan to attend the Meeting, please cast your vote by mail, by telephone or over Internet, as promptly as possible. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone or over the Internet, are included at the end of the accompanying proxy statement. If you have any questions about the proxy materials, the proposals or about how to vote your shares, you may call the Fund’s proxy solicitor, [Proxy Solicitor Name] at [Proxy Solicitor Phone]. Thank you for your participation in this important initiative. Your vote is important to us, no matter how many shares you own.

Very truly yours,

Andrew Owen
President
Wells Fargo Utilities and High Income Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
JULY 15, 2021

WELLS FARGO UTILITIES AND HIGH INCOME FUND

(the “Fund”)

525 Market Street, 12th Floor, San Francisco, California 94105

TO THE SHAREHOLDERS OF THE FUND

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Fund will be held on July 15, 2021 at 12:00 p.m. Pacific time, at the offices of the Fund, 525 Market Street, 12th Floor, San Francisco, California 94105. With respect to the Fund, the purposes of the Meeting are as follows:

(1) To consider and approve a new investment advisory agreement with Wells Fargo Funds Management, LLC;

(2) To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC;

(3) To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on May 28, 2021 will be entitled to vote at the Meeting.

You are welcome to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy card and return it in the accompanying envelope as promptly as possible or vote by telephone or Internet. Any shareholder attending the Meeting can vote in person even though a proxy may have already been designated by the shareholder. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend. Instructions for the proper execution of the proxy card, as well as instructions on how to vote by telephone and Internet, are set forth at the end of this proxy statement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS OUTLINED ABOVE.

By Order of the Board of Trustees of the Fund,

Catherine F. Kennedy, Secretary
June XX, 2021

Table of Contents

Proxy Statement
Proxy Statement ............................................................................................	2
Proxy Solicitation ...........................................................................................	2
Principal Holders of Fund Shares ......................................................................	4
Information About The Proposals .....................................................................	5
Board Considerations .....................................................................................	10
Section 15(f) of the 1940 Act ...........................................................................	18
Service Providers ...........................................................................................	18
Other Business ..............................................................................................	19
Required Vote For Each Proposal ......................................................................	19
Annual and Semi-Annual Reports .....................................................................	19
Shareholder Proposals ....................................................................................	19
Instructions for Executing Proxy Card ................................................................	21
Exhibits
Exhibit A – Number of Shares Outstanding as of the Record Date ..........................	A-1
Exhibit B - Principal Holders of Fund Shares ........................................................	B-1
Exhibit C – Form of New Investment Advisory Agreement ....................................	C-1
Exhibit D – Date of Last Shareholder Approval of Current Investment Advisory Agreement ...................................................................................................	D-1
Exhibit E – Current Funds Management Officers and Directors ..............................	E-1
Exhibit F - Form of New Sub-Advisory Agreement ...............................................	F-1
Exhibit G – Date of Last Shareholder Approval of Current Sub-Advisory Agreement ..	G-1
Exhibit H – Current Wells Capital Officers and Directors ........................................	H-1
Exhibit I – Investment Management Fees Paid ....................................................	I-1

WELLS FARGO UTILITIES AND HIGH INCOME FUND
PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation of proxies for a Special Meeting of Shareholders (the “Meeting”) to be held at 525 Market Street, 12th Floor, San Francisco, California 94105, the address of the principal office of the Wells Fargo Utilities and High Income Fund (the “Fund”) on July 15, 2021 at 12:00 p.m. Pacific time. If you wish to participate in the Meeting, you may submit the proxy card included with this proxy statement by mail, vote by telephone or the Internet, or attend the Meeting in person. (See “Instructions for Executing Proxy Card” at the end of this proxy statement for voting instructions.) If you wish to attend the Meeting in person, please call (XXX) XXX-XXXX for instructions. We intend to hold the Meeting in person. However, we are sensitive to the public health and travel concerns that shareholders may have and recommendations that public health officials may issue in light of the evolving coronavirus (COVID-19) situation. As a result, we may impose additional procedures or limitations on Meeting attendees or may decide to hold the Meeting in a different location or solely by means of remote communication. We plan to announce any such updates on our website (www.wfam.com), and we encourage you to check this website prior to the Meeting if you plan to attend.

This proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card will be first sent to Shareholders on or about June xx, 2021.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON JULY 15, 2021:

You may obtain a copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders and the proxy card without charge by visiting the website indicated on your proxy card.

PROXY SOLICITATION

Under Proposal 1, shareholders in the Fund are being asked to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”).

Under Proposal 2, shareholders in the Fund are being asked to approve a new sub-advisory agreement (the “New Sub-Advisory Agreement”) with Wells Capital Management, LLC (“Wells Capital”, and together with Funds Management, the “Advisers”).

As explained in further detail below, Proposals 1 and 2 relate to a definitive agreement entered into by Wells Fargo & Company (“Wells Fargo”) to sell Wells Fargo Asset Management (“WFAM”) to a holding company (“NewCo”) affiliated with private funds of GTCR LLC (“GTCR”) and Reverence Capital Partners, L.P. (“Reverence Capital”, and such transaction, the “Transaction”). WFAM is the trade name used by the asset management businesses of Wells Fargo and includes the Advisers. In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. Throughout this

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proxy statement, references to “Wells Capital” refer to Wells Capital Management Incorporated for periods before such conversion, and to Wells Capital Management, LLC for periods after such conversion.

Consummation of the Transaction will result in the automatic termination of the Fund’s existing investment advisory agreement with Funds Management and sub-advisory agreement with Wells Capital. As such, shareholders are being asked to approve the New Investment Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital to replace the existing agreements that will terminate.

Holders of shares (the “Shares”) of the Fund at the close of business on May 28 2021 (the “Shareholders”) will be entitled to vote at the Meeting on the proposals set forth in the accompanying notice. Shareholders of the Fund vote separately on each proposal set forth in such notice. You can vote by returning your properly executed proxy card in the envelope provided or you may vote by telephone or Internet by following the instructions at the end of this proxy statement. When you complete and sign your proxy card, the proxies named will vote on your behalf at the Meeting (or any adjournments thereof) exactly as you have indicated. If no choice is specified, your Shares will be voted IN FAVOR OF the New Investment Advisory Agreement and the New Sub-Advisory Agreement. If any other matters are properly presented at the Meeting for action, the persons named as proxies will vote in accordance with the views of management of the Fund. Any Shareholder who has returned a properly executed proxy card, including a broker who may hold Shares on your behalf, has the right to revoke it at any time prior to its exercise by attending the Meeting and voting his or her Shares in person, by submitting a letter of revocation to the Fund at the above address prior to the date of the Meeting or by submitting a later-dated and properly executed proxy card to the Fund at the above address prior to the date of the Meeting.

The Fund’s Amended and Restated Declaration of Trust (the “Declaration”) provides that the holders of thirty three and one-third percent (33 1/3%) of the Fund’s Shares issued and outstanding, entitled to vote in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting (although a larger percentage is required for approval of each proposal). Votes may be cast IN FAVOR OF or AGAINST each proposal or you may ABSTAIN from voting. Abstentions, broker non-votes (i.e., Shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or other persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter), and votes that are withheld will count for purposes of determining whether a quorum is present and will have the effect of a vote against each proposal.

The approval of each proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”). The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of

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the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

In the event a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve one or more proposals are not received with respect to the Fund, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. The persons named as proxies will vote in favor of an adjournment those votes that may be voted in favor of the proposal. The persons named as proxies will vote against any such adjournment those votes marked against the proposal. The Meeting, whether or not a quorum is present, may be adjourned from time to time by the vote of a majority of the Shares represented at the Meeting, either in person or by proxy, or by the chair of the Meeting, in his or her discretion. Abstentions and broker non-votes will not be voted on a motion to adjourn. Any adjourned Meeting may be held within a reasonable time after the date of the original Meeting without the necessity of a further notice. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.

Any one or more proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal. In certain circumstances in which the Fund has received sufficient votes to approve a matter being recommended for approval by the Board of Trustees of the Fund (the “Board”), the Fund may request that brokers and nominees, in their discretion, withdraw or withhold submission of broker non-votes in order to avoid the need for solicitation of additional votes in favor of a proposal.

[Proxy Solicitor Name], the Fund’s proxy solicitor, will make proxy solicitations and will receive compensation for seeking Shareholder votes and answering Shareholder questions in an amount estimated to be [$xxx,xxx] with respect to the proposals covered by this proxy statement. Funds Management or one of its affiliates will bear the costs associated with this proxy statement including the costs of preparing, printing, and mailing this proxy statement, soliciting proxies, and any costs related to adjournments, whether or not the Proposals are approved by Shareholders. The Fund will not bear any portion of the costs of the Meeting. Proxy solicitations will be made primarily by mail, but proxy solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of Funds Management, its affiliates, or other representatives of the Fund (who will not be paid for their soliciting activities).

PRINCIPAL HOLDERS OF FUND SHARES

Shareholders of record at the close of business on May 28 2021 (the “Record Date”) are entitled to vote at the Meeting or any adjournment thereof to the extent set forth in this proxy statement. Please see Exhibit A for information regarding the number of Shares outstanding for the Fund as of the Record Date.

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Each Shareholder is entitled to one vote for each Share, and a fractional vote for each fraction of a Share, as to any matter on which the Share is entitled to vote.

Please see Exhibit B for a list of persons reflected on the books and records of the Fund as owning beneficially or of record 5% or more of the outstanding Shares of the Fund as of the Record Date.

As of the Record Date, the officers and Trustees of the Fund as a group beneficially owned in the aggregate less than 1% of Shares of the Fund and less than 1% of the outstanding securities of Wells Fargo, the parent company of Funds Management and Wells Capital.

INFORMATION ABOUT THE PROPOSALS

On February 23, 2021, Wells Fargo announced that it had entered into a definitive agreement to sell WFAM to GTCR and Reverence Capital. WFAM is the trade name used by the asset management businesses of Wells Fargo and includes Funds Management and Wells Capital.

Founded in 1980, GTCR is a leading private equity firm focused on investing in growth companies in the Healthcare, Financial Services & Technology, Technology, Media & Telecommunications, and Growth Business Services Industries. The Chicago-based firm pioneered The Leaders Strategy™ — finding and partnering with management leaders in core domains to identify, acquire, and build market-leading companies through transformational acquisitions and organic growth. Since its inception, GTCR has invested more than $20 billion in over 250 companies.

Reverence Capital is a private investment firm focused on thematic investing in leading global, middle-market financial services businesses through control and influence-oriented investments in five sectors: (1) Depositories and Finance Companies, (2) Asset and Wealth Management, (3) Insurance, (4) Capital Markets and (5) Financial Technology/Payments. The firm was founded in 2013 by Milton Berlinski, Peter Aberg, and Alex Chulack, who collectively bring over 90 years of advisory and investing experience across a wide range of financial services sectors.

In connection with the Transaction, GTCR and Reverence Capital created NewCo, a new portfolio holdings company. In the Transaction, NewCo will acquire all of the issued and outstanding equity interests of Wells Fargo Asset Management Holdings, LLC (“WFAM Holdings”), the direct parent company of Funds Management and Wells Capital. WFAM Holdings’ ownership interest in Wells Capital will be transferred to NewCo at closing of the Transaction, but NewCo would transfer such ownership back to WFAM Holdings after the Transaction. The Transaction is not expected to have a material impact on the advisory business conducted by the Advisers. The current portfolio manager(s) and investment teams of the Fund are expected to continue to manage the Fund with the same investment objective, investment strategies and policies. The Transaction will also not result in any change in investment objective or principal investment strategy for the Fund, nor will it result in any change to the

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services provided to the Fund or to its fees and expenses. Following the closing of the Transaction, NewCo expects to announce a new name for each of WFAM Holdings, Funds Management and Wells Capital. In connection with the name change to the legal entities, it is expected that the Fund will also change names. As previously noted, in connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. The proposed New Sub-Advisory Agreement that you are being asked to approve is with the converted entity, Wells Capital Management, LLC.

Consummation of the Transaction will constitute a “change of control” under the 1940 Act with respect to the Advisers and will result in the automatic termination of the Fund’s investment advisory agreement with Funds Management and sub-advisory agreement with Wells Capital. The Board approved the New Investment Advisory Agreement with Funds Management and the New Sub-Advisory Agreement with Wells Capital (the “New Agreements”) to replace the existing agreements that will terminate upon the consummation of the Transaction. As such, Shareholders are being asked to approve the New Agreements to replace the existing agreements that will terminate upon the consummation of the Transaction. The Transaction is expected to close in the second half of 2021, subject to customary closing conditions.

The Board also approved interim investment advisory and sub-advisory agreements (the “Interim Agreements”) to permit continuity of management upon the consummation of the Transaction while the solicitation of Shareholder approval of the New Agreements continue. The terms of the Interim Agreements are identical to those of the Current Investment Advisory Agreement and the Current Sub-Advisory Agreement (each as defined below) except for a change to the term and escrow provisions required by applicable law. Each Interim Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when Shareholders of your Fund approve the corresponding New Agreement. Under each Interim Agreement, all investment advisory or sub-advisory fees, as applicable, will be held in an escrow account until Shareholders approve the corresponding New Agreement. If Shareholders do not approve the New Investment Advisory Agreement and the New Sub-Advisory Agreement by the close of the Transaction on which date the Current Investment Advisory Agreement and the Current Sub-Advisory Agreement terminate, the Interim Agreements may be relied upon to replace the Current Investment Advisory Agreement and the Current Sub-Advisory Agreement.

Proposal 1: Approval of New Investment Advisory Agreement

At their meeting on May 17-19th, 2021, the Board approved the New Investment Advisory Agreement. The New Investment Advisory Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The terms of the New Investment Advisory Agreement are described generally below, but this description is qualified entirely by reference to the Form of New Investment Advisory Agreement included in Exhibit C. The New Investment Advisory Agreement

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is substantially similar to the investment advisory agreement that is currently in effect (the “Current Investment Advisory Agreement”), and any key differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement are outlined below.

Duties of Investment Adviser. As with the Current Investment Advisory Agreement, under the New Investment Advisory Agreement, subject to the supervision of the Board, Funds Management manages the investment and reinvestment of the Fund’s assets in conformity with its investment objective and restrictions, selects broker-dealers for the Fund’s portfolio trades, maintains books and records as required by applicable law, participates in class actions, votes proxies on behalf of the Fund, and makes regular reports to the Board regarding the Fund’s performance and other matters. The key differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement with respect to duties are that the New Investment Advisory Agreement:

■	streamlines the provisions outlining the requirement that Funds Management maintain certain books and records, although there are no changes to Funds Management’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes a provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Fund and the Advisers will be removed in connection with the Transaction;

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Investment Advisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release;

■	obligates Funds Management to notify the Board of any material violation of any requirement, provision, policy or restriction under the New Investment Advisory Agreement, while the Current Investment Advisory Agreement obligates Funds Management to notify the Board of all violations, not just material violations; and

■	provides that Funds Management may delegate to sub-advisers, while the Current Investment Advisory Agreement provides that Funds Management will delegate to sub-advisers.

Fees. For providing these services under the New Investment Advisory Agreement, Funds Management would be entitled to receive an investment advisory fee based on the Fund’s average daily total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets), computed as of the close of business on each business day by applying the annual rate indicated on Exhibit C. This fee rate is identical to the investment advisory fee rate set forth in the Current Investment Advisory Agreement. As such, the investment advisory fee to be paid by the Fund to Funds Management under the New Investment Advisory Agreement is the same as the investment advisory fee paid by the Fund to Funds Management under the Current Investment Advisory Agreement.

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Standard of Care. As with the Current Investment Advisory Agreement, the New Investment Advisory Agreement states that Funds Management will give the Fund the benefit of Funds Management’s best judgment and efforts in rendering its services to the Fund, and provides that Funds Management will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Investment Advisory Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Investment Advisory Agreement, the New Investment Advisory Agreement may be terminated, without payment of any penalty, by Funds Management, by the Board, or by a majority vote of the outstanding Shares of the Fund upon 60 days prior written notice. As with the Current Investment Advisory Agreement, the New Investment Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit D for the date on which the Current Investment Advisory Agreement was last approved by Shareholders of the Fund. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit E for a list of Funds Management’s current principal executive officers and directors.

Proposal 2: Approval of New Sub-Advisory Agreement

At their meeting on May 17-19th, 2021, the Board approved the New Sub-Advisory Agreement with Wells Capital. The New Sub-Advisory Agreement will become effective upon the closing of the Transaction, contingent upon Shareholder approval. The terms of the New Sub-Advisory Agreement are described generally below, but this description is qualified entirely by reference to the Form of New Sub-Advisory Agreement included in Exhibit F. The New Sub-Advisory Agreement is substantially similar to the sub-advisory agreement with Wells Capital that is currently in effect (the “Current Sub-Advisory Agreement”), and there are no key differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement other than applicable conforming changes to the New Sub-Advisory Agreement to match those described in the previous sub-section as key differences between the Current Investment Advisory Agreement and the New Investment Advisory Agreement.

Duties of Sub-Adviser. As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement, subject to the direction and control of the Board, Wells Capital shall manage the investment and reinvestment of the assets of the Fund and shall provide management and other services in such manner and to such extent as

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may be directed from time to time by Funds Management, including maintaining books and records relating to portfolio transactions and allocations of brokerage orders as required by the 1940 Act, and reporting to the Board at each of its regular meetings all material changes in the Fund since the prior report, as well as important developments affecting the Fund or Wells Capital and any other such information as Wells Capital believes appropriate. In addition, the New Sub-Advisory Agreement requires that Wells Capital furnish the Board and Funds Management with statistical and analytical information regarding securities held by the Fund, on Wells Capital’s own initiative or upon reasonable request by the Board or Funds Management, which is the same information that Wells Capital is required to furnish under the Current Sub-Advisory Agreement.

As with the Current Sub-Advisory Agreement, under the New Sub-Advisory Agreement Wells Capital would not be responsible for voting proxies or for participating in class actions or other legal proceedings on behalf of the Fund but would provide assistance as reasonably requested by Funds Management.

The key differences between the Current Sub-Advisory Agreement and the New Sub-Advisory Agreement with respect to duties are that the New Sub-Advisory Agreement:

■	streamlines the provisions outlining the requirement that Wells Capital maintain certain books and records, although there are no changes to Wells Capital’s substantive responsibilities;

■	removes references to Wells Fargo and certain banking laws and regulations applicable to Wells Fargo, and removes the provision permitting the use of the Wells Fargo name, as references to “Wells Fargo” in the name of the Fund and the Advisers will be removed in connection with the Transaction; and

■	clarifies that, where the effect of a requirement of the 1940 Act reflected in any provision of the New Sub-Advisory Agreement is modified or interpreted by any applicable order or orders of the SEC or any rules or regulations adopted by, or interpretative releases of, the SEC thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release.

Fees. For providing these services under the New Sub-Advisory Agreement, Wells Capital would be entitled to receive a sub-advisory fee based on the Fund’s average daily total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets), computed as of the close of business on each business day by applying the annual rate indicated on Exhibit F. This sub-advisory fee rate is identical to the sub-advisory fee rate set forth in the Current Sub-Advisory Agreement. As such, the sub-advisory fee to be paid by Funds Management to Wells Capital under the New Sub-Advisory Agreement is the same as the sub-advisory fee paid by Funds Management to Wells Capital under the Current Sub-Advisory Agreement. This sub-advisory fee is paid by Funds Management, not the Fund.

Standard of Care. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement states that Wells Capital will give the Fund the benefit of Wells Capital’s

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best judgment and efforts in rendering its services to the Fund, and provides that Wells Capital will not liable for any mistake in judgement and in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations or duties, shall not be subject to liability to the Fund or to any shareholders of the Fund for any act or omission in the course of rendering services, or for any losses that may be sustained in the purchase, holding or sale of any security.

Term and Termination. The term of the New Sub-Advisory Agreement has been updated to be effective for an initial two-year term upon Board and Shareholder approval, and following this initial two-year term, will continue from year to year thereafter so long as the continuance is approved by a vote of the Trustees, including a separate vote of a majority of the independent Trustees. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement may be terminated, without payment of any penalty, by Funds Management, by Wells Capital, by the Board, or by a majority vote of the outstanding Shares of the Fund upon 60 days prior written notice. As with the Current Sub-Advisory Agreement, the New Sub-Advisory Agreement will terminate automatically in the event of its “assignment” as such term is defined in the 1940 Act.

Other Information. Please refer to Exhibit F for the date on which the Fund’s Current Sub-Advisory Agreement was last approved by Shareholders. The date on which its continuance was last approved by the Trustees was May 19, 2021.

Please refer to Exhibit H for a list of Wells Capital’s current principal executive officers and directors.

BOARD CONSIDERATIONS

Overview of the Board Evaluation Process

At a meeting held on May 13, 17-19, 2021 (the “Board Meeting”), the Board approved the continuation of the Fund’s Current Investment Advisory Agreement and the Current Sub-Advisory Agreement (collectively, the “Current Agreements”). Each Trustee on the Board is not an “interested person” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”). The factors considered and conclusions reached by the Board in reviewing and approving the continuation of the Fund’s Current Agreements will be described in the Fund’s next shareholder report. Shareholders are not being asked to approve the Current Agreements at the upcoming Meeting. The process followed by the Board in considering and approving the continuation of the Current Agreements is referred to herein as the “2021 Annual Approval Process.”

As noted above, the closing will result in a change of control of Funds Management and Wells Capital, which will be considered to be an “assignment” of the Fund’s Current Agreements under the 1940 Act that will result in the automatic termination of the Fund’s Current Agreements. In light of the expected termination of the Fund’s Current Agreements upon the closing, at the Board Meeting the Board also considered and approved the New Agreements, which are: (i) the New Investment

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Management Agreement between the Trust, on behalf of the Fund, and Funds Management; and (ii) the New Sub-Advisory Agreement among the Trust, on behalf of the Fund, Funds Management and Wells Capital (the “Sub-Adviser”), each of which is intended to go into effect upon the closing. Shareholders are being asked to approve the New Agreements at the upcoming Meeting. The process followed by the Board in reviewing and approving the New Agreements is referred to herein as the “New Agreement Approval Process.”

At a series of meetings held in April and May 2021 (collectively, “April and May 2021 Meetings”) and at the Board Meeting, the Trustees conferred extensively among themselves and with senior representatives of Funds Management, GTCR and Reverence Capital about the New Agreements and related matters. The Board reviewed and discussed information furnished by Funds Management, GTCR and Reverence Capital that the Board considered reasonably necessary to evaluate the terms of the New Agreements and the services to be provided. At these meetings, senior representatives from Funds Management, GTCR and Reverence Capital made presentations to, and responded to questions from, the Board.

In providing information to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, Funds Management, GTCR and Reverence Capital (as applicable) were guided by requests for information submitted by independent legal counsel on behalf of the Independent Trustees. In considering and approving the New Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed herein. The Board considered not only the specific information presented in connection with the April and May 2021 Meetings as well as the Board Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviews reports of Funds Management at each of its regular Board meetings, which includes, among other things, portfolio reviews and investment performance reports. In addition, the Board confers with portfolio managers at various times throughout the year. The Board was assisted in its evaluation of the New Agreements by independent legal counsel, from whom the Independent Trustees received separate legal advice and with whom the Independent Trustees met separately. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

Among other information considered by the Board in connection with the Transaction was:

■	Information regarding NewCo, GTCR and Reverence Capital: (i) information about NewCo, including information about its expected financial condition and access to capital, and senior leadership team; (ii) the experience of senior management at GTCR and Reverence Capital in acquiring portfolio companies; (iii) the plan to operationalize NewCo, including the transition of necessary infrastructure services through a transition services agreement with Wells Fargo under which Wells Fargo will continue to provide NewCo with certain services for a specified period of time

11 |

after the closing; and (iv) information regarding regulatory matters, compliance, and risk management functions at NewCo, including resources to be dedicated thereto.

■	Impact of the Transaction on WFAM and Service Providers: (i) information regarding any changes to personnel and/or other resources of the Advisers as a result of the Transaction, including assurances regarding comparable and competitive compensation arrangements to attract and retain highly qualified personnel; and (ii) information about the organizational and operating structure with respect to NewCo, the Advisers and the Fund.

■	Impact of the Transaction on the Fund and its Shareholders: (i) information regarding anticipated benefits to the Fund as a result of the Transaction; (ii) a commitment that the Fund would not bear any expenses, directly or indirectly, in connection with the Transaction; (iii) confirmation that the Advisers intend to continue to manage the Fund in a manner consistent with the Fund’s current investment objectives and principal investments strategies; and (iv) a commitment that neither NewCo nor WFAM will take any steps that would impose any “unfair burden” (as that term is used in section 15(f)(1)(B) of the 1940 Act) on the Fund as a result of the Transaction.

With respect to the New Agreements, the Board considered: (i) a representation that, after the closing, all of the Fund will continue to be managed and advised by their current Advisers, and that the same portfolio managers of the Sub-Adviser are expected to continue to manage the Fund after the Transaction; (ii) information regarding the terms of the New Agreements, including changes as compared to the Current Agreements, which are summarized above in the Section titled Information about the Proposals; (iii) information confirming that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements; and (iv) assurances that the Transaction is not expected to cause any diminution with respect to the nature, extent and quality of any of the services currently provided to the Fund by the Advisers as a result of the Transaction.

In addition to considering information furnished specifically to evaluate the impact of the Transaction on the Fund and their respective shareholders in connection with the New Agreement Approval Process, the Board considered information furnished at prior meetings of the Board and its committees, including detailed information provided in connection with the 2021 Annual Approval Process. In this regard, in connection with the 2021 Annual Approval Process, the Board received information about complex-wide and individual Fund performance, fees and expenses, including: (i) a report from an independent data provider comparing the investment performance of the Fund to the investment performance of comparable funds and benchmark indices, over various time periods; (ii) a report from an independent data provider comparing the Fund’s total expense ratio (and its components) to those of comparable funds; (iii) comparative information concerning the fees charged and services provided by the Advisers to the Fund in managing other accounts (which may include other mutual funds, collective investment funds and institutional

 | 12

accounts), if any, that employ investment strategies and techniques similar to those used in managing such Fund(s); and (iv) profitability analyses of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole.

After its deliberations, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements at the Meeting. The Board considered the approval of the New Agreements as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, Extent and Quality of Services

In connection with the 2021 Annual Approval Process, the Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of WFAM, of which Funds Management and the Sub-Adviser are a part, and a summary of investments made in the business of WFAM. The Board also received a description of Funds Management’s and the Sub-Adviser’s business continuity plans, including a summary of the performance of such plans and any changes thereto during the COVID-19 pandemic, and of their approaches to data privacy and cybersecurity.

The Board considered the additional services provided to the Fund due to the fact that the Fund is a closed-end fund, including, but not limited to, leverage management and monitoring, evaluating, and, where appropriate, making recommendations with respect to the Fund’s trading discount, share repurchase program, managed distribution program, and distribution rates, as well as shareholder relations activities

In connection with the 2021 Annual Approval Process, the Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Funds. The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel.

In connection with the 2021 Annual Approval Process, the Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

In connection with the New Agreement Approval Process, the Board considered, among other information, the structure of the Transaction and expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of the

13 |

Advisers. The Board received assurances from the Advisers that the Fund will continue to be advised by its current Advisers after the closing, and that the same individual portfolio managers are expected to continue to manage the Funds after the closing. With respect to the recruitment and retention of key personnel, the Board noted information from GTCR, Reverence Capital and the Advisers regarding the potential benefits for employees of joining NewCo. The Board recognized that the personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course.

In addition, the Board considered information regarding the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Funds, including the provision of administrative services, and the anticipated impact of the Transaction on such matters. The Board also considered the business-related and other risks to which the Advisers may be subject in managing the Funds and in connection with the Transaction. The Board also considered the transition and integration plans as a result of the change in ownership of the Advisers from Wells Fargo to NewCo. The Board considered the resources and infrastructure that NewCo intends to devote to its compliance program to ensure compliance with applicable laws and regulations, as well as its risk management program and cybersecurity program. The Board also took into account assurances received from the Advisers, GTCR and Reverence Capital that the Transaction is not expected to cause any diminution in the nature, extent and quality of services provided by the Advisers to the Funds and their shareholders.

Fund Investment Performance and Expenses

In connection with the 2021 Annual Approval Process, the Board considered the investment performance results for the Fund over various time periods ended December 31, 2020. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. Where applicable, the Board received information concerning, and discussed factors contributing to, underperformance of Funds relative to the Universe and benchmark for any underperformance periods.

In connection with the 2021 Annual Approval Process, the Board also received and considered information regarding the Fund’s net operating expense ratio and its various components, including actual management fees, custodian and other non-management fees. The Board considered this ratio in comparison to the median ratio of funds in an expense group that was determined by Broadridge to be similar to the Fund (the “Group”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Group and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year.

 | 14

In connection with the New Agreement Approval Process, the Board received a commitment that WFAM will maintain fee and expense commitments for at least two years after the closing. The Board took into account the Fund’s investment performance and expense information among the factors considered in deciding to approve the New Agreements.

Investment Advisory and Sub-Advisory Fee Rates

In connection with the 2021 Annual Approval Process, the Board reviewed and considered the contractual fee rate payable by the Fund to Funds Management under the Current Investment Advisory Agreement, both on a stand-alone basis and on a combined basis with the Fund’s contractual administration fee rate (the “Management Rate”).The Board also reviewed and considered the contractual investment sub-advisory fee rate that is payable by Funds Management to the Sub-Adviser under the Current Sub-Advisory Agreement for investment sub-advisory services (the “Sub-Advisory Fee Rate”).

Among other information reviewed by the Board in connection with the 2021 Annual Approval Process, was a comparison of the Fund’s Management Rate with those of other funds in the expense Group at a common asset level.

In connection with the 2021 Annual Approval Process, the Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the Sub-Advisory Fee Rate. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

In connection with the 2021 Annual Approval Process, the Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients, if any, with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

In connection with the New Agreement Approval Process, the Board noted the assurances received by it that there would be no increases to any of the Management Rate or the Sub-Advisory Fee Rate as a result of the Transaction. The Board also considered that the New Agreements do not change the computation method for calculating such fees, and there is no present intention to reduce expense waiver and reimbursement arrangements that are currently in effect. Based on its consideration of the factors and information it deemed relevant, including those described here, the

15 |

Board determined that the compensation payable to Funds Management under the New Management Agreement and to the Sub-Adviser under the New Sub-Advisory Agreement was reasonable.

Profitability

In connection with the 2021 Annual Approval Process, the Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability in connection with the 2021 Annual Approval Process, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund.

In connection with the New Agreement Approval Process, the Board received certain information about NewCo’s projected financial condition, and reviewed with senior representatives of Funds Management, GTCR and Reverence Capital the underlying assumptions on which such information was based. The Board considered that NewCo is a newly formed entity, with no historical operations, revenues or expenses, and that it is difficult to predict with any degree of certainty the future profitability of NewCo and the Advisers from advisory activities under the New Agreements. The Board considered that the fee rates payable under the New Agreements will not increase as a result of the Transaction as compared to the rates under the Current Agreements, and that the current contractual expense limitations applicable to the Fund will not increase. The Board noted that if the New Agreements are approved by shareholders and the Transaction closes, the Board will have the opportunity in the future to review the profitability of NewCo and the Advisers from advisory activities under the New Agreements.

Economies of Scale

In connection with the 2021 Annual Approval Process, the Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Funds, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with Fund shareholders. The Board noted that the Fund is not engaged in a continuous offering that could help its assets grow, and that, as is typical of closed-end funds, there are no breakpoints in the Management Rate. Although the Fund would not share in any potential economies of scale through contractual breakpoints, the Board noted that Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements,

 | 16

services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

In connection with the New Agreement Approval Process, the Board noted that NewCo and the Advisers may benefit from possible growth of the Funds resulting from enhanced distribution capabilities. However, the Board noted that other factors could also affect the potential for economies of scale, and that it was not possible to quantify any potential future economies of scale. However, based upon the information furnished to the Board in connection with the 2021 Annual Approval Process and the New Agreement Approval Process, the Board concluded that Funds Management’s arrangements with respect to the Fund constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

“Fall-Out” Benefits to Funds Management and the Sub-Adviser

In connection with the 2021 Annual Approval Process, the Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Funds. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Funds and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Funds. The Board noted that various current affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

In connection with the 2021 Annual Approval Process, the Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker of Wells Fargo from portfolio transactions.

In connection with the New Agreement Approval Process, the Board received information to the effect that the Transaction is not expected to have a material impact on the fall-out benefits currently realized by Funds Management and its affiliates, including the Sub-Adviser. The information reviewed by the Board also noted that several of the ancillary benefits identified for WFAM would be potential ancillary benefits for NewCo, including that the scale and reputation of the Funds might benefit NewCo’s broader reputation, product initiatives, technology investment and talent acquisition. Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits expected to be received by Funds Management and its affiliates, including NewCo and the Sub-Adviser, under the New Agreements were unreasonable.

Conclusion

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At the Board Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously determined that the compensation payable to Funds Management and the Sub-Adviser under the New Agreements is reasonable, approved the New Agreements for a two-year term, and voted to recommend that Fund shareholders approve the New Agreements at the Meeting.

SECTION 15(F) OF THE 1940 ACT

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” for an investment company’s adviser or any affiliated persons of the adviser to receive any amount or benefit in connection with a change of control of the investment adviser if two conditions are met. First, for a period of three years after the change of control, at least 75% of the investment company’s trustees must not be interested persons of the adviser or of the predecessor adviser. Second, there must not be any “unfair burden” imposed on the investment company as a result of the transaction or any express or implied terms, conditions or understandings relating to the transaction.

“Unfair burden” includes any arrangement during the two year period after the transaction in which the adviser or predecessor adviser (or any interested person of them) receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders, other than fees for bona fide investment advisory or other services, or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter of the investment company. Funds Management has informed the Board that neither it, nor GTCR or Reverence Capital, after reasonable inquiry, is aware of any express or implied term, condition, understanding or any arrangement that would impose an “unfair burden” on the Fund as a result of the Transaction. Representatives of Funds Management have committed that the Fund will not bear the burden of expenses relating to the Transaction, including the costs of this proxy solicitation.

SERVICE PROVIDERS

Investment Adviser. Funds Management currently serves as the Fund’s investment adviser. Funds Management is currently an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Funds Management is 525 Market Street, San Francisco, California 94105. After the close of the Transaction, Funds Management will be a wholly-owned subsidiary of NewCo, which in turn will be a subsidiary of GTCR and Reverence Capital. Please refer to Exhibit I for the investment advisory fees paid and waived during the Fund’s most recent fiscal year.

Sub-Adviser. Wells Capital currently serves as the Fund’s sub-adviser. Wells Capital is an indirect, wholly owned subsidiary of Wells Fargo. The principal business address of Wells Capital is 525 Market Street, San Francisco, California 94105. In connection with the Transaction, Wells Capital Management Incorporated is expected to convert from a California corporation to a Delaware limited liability company. After the close of the

 | 18

Transaction, Wells Capital will be a wholly-owned subsidiary of NewCo, which in turn will be a subsidiary of GTCR and Reverence Capital.

Brokerage Commissions to Affiliates. For the latest fiscal year, the Fund did not pay any brokerage commissions to affiliates.

There will be no changes to the Fund’s other service providers in connection with the Transaction.

OTHER BUSINESS

As of the date of this proxy statement, neither the Fund’s officers nor Funds Management are aware of any other business to come before the Meeting other than as set forth in the Notice of Special Meeting of Shareholders. If any other business is properly brought before the Meeting, or any adjournment thereof, the persons named as proxies in the enclosed proxy card will vote in accordance with the views of management of the Fund.

REQUIRED VOTE FOR EACH PROPOSAL

With respect to the Fund, approval of each proposal requires the affirmative vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. The 1940 Act defines the vote of a majority of the outstanding voting securities of the Fund to mean the affirmative vote of the lesser of (a) 67% or more of the Shares of the Fund present at the Meeting, if more than 50% of the outstanding Shares of the Fund are present in person or represented by proxy at the Meeting, or (b) more than 50% of the outstanding Shares of the Fund.

ANNUAL AND SEMI-ANNUAL REPORTS

The Fund’s annual and semi-annual reports contain additional information about the Fund and are available upon request, without charge, by writing to Wells Fargo Funds, P.O. Box 219967, Kansas City, MO 64121-9967, by calling 1.800.222.8222 or by visiting the Wells Fargo Funds website at www.wfam.com.

Shareholder Proposals

The only matters to be considered and voted upon at the Meeting are those discussed herein. Shareholders may introduce proposals at the Fund’s annual meeting scheduled to be held in 2022. Proposals intended to be presented by a Shareholder at the annual meeting of Shareholders to be held in 2021 must be received by the Fund’s Secretary at the Fund’s principal executive office by July 2, 2021 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting pursuant to Rule 14a-8 under the Exchange Act. If a Shareholder wishes to present a proposal at the annual meeting of Shareholders to be held in 2021 without having the proposal included in the Fund’s proxy statement, including a proposal to nominate any persons for election to the Board, such proposal must be delivered to the Fund’s Secretary at the Fund’s principal executive office not earlier than the close of business on July 2, 2021 and not later than the close of business on August 1, 2021.

19 |

Timely receipt or delivery of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement or presented at the meeting, given that such inclusion and presentation are subject to various conditions and requirements, including those specified by applicable law and by the Fund’s governing documents. The Chair of the meeting may refuse to acknowledge a nomination or other proposal by a Shareholder that is not made in the manner described above.

THE BOARD OF TRUSTEES OF WELLS FARGO UTILITIES AND HIGH INCOME FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE NEW INVESTMENT ADVISORY AGREEMENT AND THE NEW SUB-ADVISORY AGREEMENT.

By Order of the Board of Trustees of the Fund,

Catherine F. Kennedy, Secretary
June XX, 2021

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INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and may help to avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the Registration on the proxy card.

2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the Registration on the proxy card.

3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of Registration. For example:

CORPORATE ACCOUNTS REGISTRATION	VALID SIGNATURE
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
TRUST ACCOUNTS REGISTRATION
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe, Trustee
CUSTODIAL OR ESTATE ACCOUNTS REGISTRATION
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

After completing your proxy card, return it in the enclosed postage-paid envelope.

OTHER WAYS TO VOTE YOUR PROXY
(Certain of the options outlined below may not be available to all Shareholders. Please consult your proxy card for a list of the voting methods that are available to you).

VOTE BY TELEPHONE:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Call the toll-free number on your proxy card.

VOTE BY INTERNET:

1. Read the prospectus/proxy statement and have your proxy card at hand.
2. Go to the Web site indicated on your proxy card and follow the voting instructions.

The Internet and telephone voting procedures are designed to authenticate Shareholder identities, to allow Shareholders to give their voting instructions, and to confirm that Shareholders’ instructions have been recorded properly. Please note that, although there is no charge to you for voting by telephone or electronically through the Internet associated with this prospectus/proxy statement, there may be costs

21 |

associated with electronic access, such as usage charges from Internet service providers and telephone companies, that must be borne by the Shareholders.

Voting by telephone or Internet is generally available 24 hours a day. Do not mail the proxy card if you are voting by telephone or Internet. If you have any questions about voting, please call [Proxy Solicitor Name], our proxy solicitor, at [Proxy Solicitor Phone] (toll free).

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EXHIBIT A

Number of Shares Outstanding as of the Record Date

Fund	Shares Outstanding
Wells Fargo Utilities & High Income Fund

A-1 |

EXHIBIT B

Principal Holders of Fund Shares

As of May 28 2021, the Depository Trust Company owned of record approximately 100% of the outstanding Shares. No other person is reflected on the books and records of the Fund as owning beneficially 5% or more of the outstanding Shares of any class of the Fund as of [Record Date]. However, the entities listed below have made filings with the Securities and Exchange Commission (“SEC”) disclosing their ownership of beneficial interests in the outstanding shares of the Fund in the amounts set forth opposite their names below. The filings are available at the SEC’s Web site (www.sec.gov).

[Table(s) to be added.]

B-1 |

EXHIBIT C

Form Of New Investment Advisory Agreement

This INVESTMENT ADVISORY AGREEMENT (this “Agreement”) is made as of this [ ] day of [ ] 2021, among Wells Fargo Utilities And High Income Fund (the “Fund”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105 and Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company;

WHEREAS, the Adviser is an investment adviser registered with the Securities and Exchange Commission (the “Commission”) as such under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund desires that the Adviser provide investment advisory services to the Fund, and the Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund and the Adviser agree as follows:

Section 1. Appointment of the Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended and supplemented from time to time, By-Laws (if any) and one or more of its Registration Statement(s) filed with the Commission under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Fund’s Board of Trustees (the “Board”).

The investment authority granted to the Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of its assets held by the Fund, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer, and participate in class actions and other legal proceedings on behalf of the Fund.

The Fund hereby appoints the Adviser, subject to the direction and control of the Board, to manage the investment and reinvestment of the assets in the Fund and, without limiting the generality of the foregoing, to provide the other services specified in Section 2 hereof.

Section 2. Duties of the Adviser.

C-1 |

(a) The Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the Fund. Among other things, the Adviser shall make all decisions with respect to the allocation of the Fund’s investments in various securities or other assets, in investment styles and, if applicable, in other investment companies or pooled vehicles in which the Fund may invest. To carry out such decisions, the Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities for the Fund, the Adviser is authorized to exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

(b) The Adviser will report to the Board at each regular meeting thereof regarding the investment performance of the Fund since the prior report, and will also keep the Board informed of important developments affecting the Fund and the Adviser, and on its own initiative will furnish the Board from time to time with such information as the Adviser may believe appropriate, whether concerning the individual companies whose securities are held by the Fund, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Adviser will also furnish the Board with such statistical and analytical information with respect to securities in the Fund as the Adviser may believe appropriate or as the Board reasonably may request.

The Adviser shall promptly notify the Fund of (i) any changes regarding the Adviser that would impact disclosure in the Fund’s Registration Statement(s), or (ii) any material violation of any requirement, provision, policy or restriction that the Adviser is required to comply with under Section 6 of this Agreement. The Adviser shall immediately notify the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Fund.

(c) The Adviser may from time to time employ or sub-contract the services to certain persons as the Adviser believes to be appropriate or necessary to assist in the execution of the Adviser’s duties hereunder; provided, however, that the employment or sub-contracting with any such person shall not relieve the Adviser of its responsibilities or liabilities hereunder and provided further that the Adviser shall not have the authority to sub-contract advisory responsibilities without the consent of the Fund. The cost of performance of such duties will be borne and paid by the Adviser. No obligation may be imposed on the Fund in any such respect.

The Adviser shall supervise and monitor the activities of its representatives, personnel, sub-contractors, and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Adviser will be made available to consult with the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

 | C-2

Section 3. Delivery of Documents to the Adviser. The Fund has furnished the Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act and the Securities Act; and
(c) Written guidelines, policies and procedures adopted by the Fund.

The Fund will furnish the Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Fund shall furnish the Adviser with any further documents, materials or information that the Adviser may reasonably request in connection with the performance of its duties hereunder.

Section 4. Delegation of Responsibilities. The Adviser may carry out any of its obligations under this Agreement by employing, subject to supervision by the Adviser, one or more sub-adviser(s) who are registered as investment advisers pursuant to the Investment Advisers Act of 1940 (“Sub-Advisers”). Each Sub-Adviser’s employment will be evidenced by a separate written agreement approved by the Board and, if required, receiving any other approvals required under the 1940 Act (unless the Commission or its staff has given or issued authorization, relief, guidance, or interpretation dispensing with any such requirement). The Adviser shall not be liable hereunder for any act or omission of any Sub-Adviser, except for failure to exercise good faith in the employment of the Sub-Adviser and for failure to exercise appropriate supervision of such Sub-Adviser, and as may otherwise be agreed in writing. The Adviser shall be solely responsible for compensating any Sub-Adviser for services rendered under any Sub- Advisory Agreement. The Adviser may, from time to time and at any time, terminate any Sub-Advisory Agreement and reassume the responsibilities assigned to such Sub-Adviser with respect to any Fund without obtaining the approval of the shareholders of the Fund.

Section 5. Control by Board. Any investment advisory activities undertaken by the Adviser pursuant to this Agreement, as well as any other activities undertaken by the Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Adviser shall at all times comply with:

(a) all applicable provisions of the 1940 Act, the Advisers Act and any rules and regulations adopted thereunder;
(b) the Registration Statement(s) of the Fund, as it or they may be amended from time to time (including any information transmitted to shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act;

(c) the provisions of the Declaration of Trust of the Fund, as it may be amended from time to time;

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(d) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(e) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested in accordance with the Fund’s policies on proxy voting.

Section 8. Broker-Dealer Relationships. In connection with the purchase and sale of securities for the Fund, the Adviser is responsible for broker-dealer selection and negotiation of brokerage commission rates. The Adviser’s primary consideration in effecting a security transaction will be to seek the best price and execution. In selecting a broker-dealer to execute each particular transaction for the Fund, the Adviser will consider among other things: the best net price available, the reliability, integrity and financial condition of the broker-dealer; the size of and difficulty in executing the order; the value of the expected contribution of the broker- dealer to the Fund on a continuing basis; and any applicable policies and procedures approved by the Board. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board may from time to time determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage, research and other services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund and to other clients of the Adviser. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to brokers and dealers who also provide brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934 and in compliance therewith. Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board, indicating the brokers to whom such allocations have been made and the basis therefore.

Section 9. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its securities shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Adviser and the Fund. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, and repurchase of securities,

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expenses of registering and qualifying shares for sale, expenses relating to trustees and shareholder meetings, the cost of preparing and distributing reports, notices to Fund shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of making prospectuses and statements of additional information available to the Fund’s shareholders.

The Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement and shall, at its own expense, provide its own office space, facilities and equipment. In addition, the Adviser shall be responsible for reasonable out- of-pocket costs and expenses incurred by the Fund: (a) to prepare press releases or to amend the Fund’s registration statement or supplement the Fund’s prospectus, and circulate the same, to reflect a change in the personnel of the Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain approval required by the 1940 Act of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Adviser, if required pursuant to the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by actions of the Adviser.

Section 10. Compensation. As compensation for the advisory services provided under this Agreement, the Fund shall pay the Adviser fees at the annual rates indicated on Schedule A hereto, as such Schedule may be amended or supplemented from time to time.

Section 11. Standard of Care. The Fund will expect of the Adviser, and the Adviser will give the Fund the benefit of, the Adviser’s best judgment and efforts in rendering its services to the Fund, and the Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Adviser shall not be subject to liability to the Fund or to any other person for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

Section 12. Non-Exclusivity. The services of the Adviser to the Fund are not to be deemed to be exclusive, and the Adviser shall be free to render investment advisory or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Adviser may serve as officers and directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of the Adviser, to the extent that such services may be permitted by law, and that the officers and directors of the Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

The Adviser may include the Fund in its representative client list.

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Section 13. Records. The Adviser shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all documents and records relating to the services provided by the Adviser pursuant to this Agreement required to be prepared and maintained by the Fund pursuant to the rules and regulations of any national, state, or local government entity with jurisdiction over the Fund, including the Commission and the Internal Revenue Service. The Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders, including with respect to orders the Adviser places for the purchase and sale of portfolio securities of the Fund, as are required to be maintained by the Fund under the 1940 Act, as well as such records as the Fund’s administrator reasonably requests to be maintained, including, but not limited to, trade tickets and confirmations for portfolio trades. All such records shall be maintained in a form acceptable to the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. The books and records pertaining to the Fund which are in possession of the Adviser shall be the property of the Fund. The Fund, or the Fund’s authorized representative, shall have access to such books and records at all times during the Adviser’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be provided promptly by the Adviser to the Fund or the Fund’s authorized representatives.

Section 14. Term and Approval. This Agreement shall become effective with respect to the Fund for an initial two-year term after being approved in accordance with the requirements of the 1940 Act, and executed by the Adviser and the Fund, and shall thereafter continue from year to year, provided that the continuation of the Agreement is specifically approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) by the Board, or by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act), and

(b) by the affirmative vote of a majority of the Fund’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 15. Termination. As required under the 1940 Act, this Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser, on sixty (60) days’ written notice to the other party. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or by the Commission staff in no-action letters issued under the 1940 Act.

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This Agreement may also be terminated immediately by the Fund or the Adviser in the event that either party (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of such other party.

Section 16. Indemnification by the Adviser. The Fund shall not be responsible for, and the Adviser shall indemnify and hold the Fund or any Fund harmless from and against, any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to the willful misfeasance, bad faith, negligent acts or reckless disregard of obligations or duties on the part of the Adviser or any of its officers, directors, employees or agents.

Section 17. Indemnification by the Fund. In the absence of willful misfeasance, bad faith, negligence or reckless disregard of duties hereunder on the part of the Adviser or any of its officers, directors, employees or agents, the Fund hereby agrees to indemnify and hold harmless the Adviser against all claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising from the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees or affiliates, resulting from any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund, its officers, directors, employees or affiliates.

Section 18. Notices. Each party giving or making any notice, request, demand or other communication (each, a “Notice”) pursuant to this Agreement must give the Notice in writing and use one of the following methods of delivery: personal delivery, U.S. mail, internationally recognized overnight courier (with all fees prepaid), facsimile or e-mail. Any party giving a Notice shall address the Notice to the appropriate Person at the receiving party at the address listed below or to another address as designated by a party in a Notice pursuant to this Clause:

If to the Trust:

525 Market Street, 12th Floor
San Francisco, California, 94105

If to the Adviser:

525 Market Street, 12th Floor
San Francisco, California, 94105

Section 19. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, interpretations of the Commission or its

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staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is modified or interpreted by any applicable order or orders of the Commission or any rules or regulations adopted by, or interpretative releases of, the Commission thereunder, such provision will be deemed to incorporate the effect of such order, rule, regulation or interpretative release. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 20. Amendment of this Agreement. No provision of this Agreement may be amended, changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No amendment shall become effective until approved in accordance with applicable requirements under the 1940 Act.

Section 21. Risk Acknowledgement. The Adviser does not guarantee the future performance of the Fund or any specific level of performance, the success of any investment decision or strategy that the Adviser may use, or the success of the Adviser’s overall management of the Fund. The Fund understands that investment decisions made for the Fund by the Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Adviser will manage only the securities, cash and other investments for which management responsibility is delegated to it and which are held in the Fund’s account(s) and, in making investment decisions for the Fund, the Adviser will not consider any other securities, cash or other investments owned by the Fund.

Section 22. No Third Party Beneficiaries. Nothing in this Agreement shall be deemed to confer on any person other than the parties hereto any benefits, rights, remedies, obligations or liabilities under or by reason of this Agreement. No person shall be deemed to be a third-party beneficiary of this Agreement.

Section 23. Miscellaneous.

(a) If any term or provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

(b) This Agreement may be executed by the parties hereto in any number of counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers on the day and year first written above.

WELLS FARGO UTILITIES AND HIGH INCOME FUND

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By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

SCHEDULE A

WELLS FARGO FUNDS MANAGEMENT, LLC
INVESTMENT ADVISORY AGREEMENT

As compensation for the Adviser’s services to the Fund during the period of this Agreement, the Fund will pay to the Adviser a fee at the annual rate of 0.50% of its average daily total assets (defined as net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets).

The Adviser’s fee is computed as of the close of business on each business day.

Approved as of [ ], 2021

The foregoing fee schedule is agreed to as of [ ], 2021 and shall remain in effect until changed in writing by the parties.

WELLS FARGO UTILITIES AND HIGH INCOME FUND

By: Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By: Name:
Title:

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EXHIBIT D

Date of Last Shareholder Approval of Current Investment Management Agreement

Fund	Date of Last Shareholder Approval
Wells Fargo Utilities & High Income Fund	July 9, 2010

D-1 |

EXHIBIT E

Current Funds Management Officers and Directors

The name and principal occupation of Funds Management’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Robert Guerin, Senior Vice President and Chief Compliance Officer
Paul Haast, Senior Vice President, Head of Product Development and External Investments, and Manager
Molly McMillin, Chief Financial Officer
Andrew Owen, President, CEO and Manager
Michelle Rhee, Secretary

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EXHIBIT F

Form Of New Sub-Advisory Agreement

This SUB-ADVISORY AGREEMENT (the “Agreement”) is made as of this [ ] day of [ ], 2021, by and among Wells Fargo Utilities and High Income Fund (the “Fund”), a statutory trust organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, Wells Fargo Funds Management, LLC (the “Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105, and Wells Capital Management, LLC (the “Sub-Adviser”), a limited liability company organized under the laws of the State of Delaware with its principal place of business at 525 Market Street, 12th Floor, San Francisco, California 94105.

WHEREAS, the Adviser and the Sub-Adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended (the “Advisers Act”); and

WHEREAS, the Fund is engaged in business as an closed-end investment company and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Fund’s Board of Trustees (the “Board”) has engaged the Adviser to perform investment advisory services for the Fund under the terms of an investment advisory agreement, dated [___], 2021, between the Adviser and the Fund (the “Advisory Agreement”); and

WHEREAS, the Adviser, acting pursuant to the Advisory Agreement, wishes to retain the Sub-Adviser, and the Fund’s Board has approved the retention of the Sub-Adviser, to provide investment advisory services to the Fund, and the Sub-Adviser is willing to provide those services on the terms and conditions set forth in this Agreement;

NOW THEREFORE, the Fund, the Adviser and Sub-Adviser agree as follows:

Section 1. Appointment of Sub-Adviser. The Fund is engaged in the business of investing and reinvesting its assets in securities of the type and in accordance with the limitations specified in its Declaration of Trust, as amended or supplemented from time to time, By-Laws (if any) and Registration Statement(s) filed with the Securities and Exchange Commission (the “Commission”) under the 1940 Act and the Securities Act of 1933 (the “Securities Act”), including any representations made in the prospectus and statement of additional information relating to the Fund contained therein and as may be amended or supplemented from time to time, all in such manner and to such extent as may from time to time be authorized by the Board.

Subject to the direction and control of the Board, the Adviser manages the investment and reinvestment of the assets of the Fund and provides for certain management and other services as specified in the Advisory Agreement.

Subject to the direction and control of the Board and the Adviser, the Sub-Adviser shall manage the investment and reinvestment of that portion of the assets of the Fund identified from time to time by the Board or the Adviser (the “WCM Portion”) as

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specified in this Agreement, and shall provide the management and other services specified below in Section 2(a), all in such manner and to such extent as may be directed in writing from time to time by the Adviser. Notwithstanding anything in this Agreement to the contrary, the Adviser shall be responsible for compliance with any statute, rule, regulation, guideline or investment restriction that applies to the Fund’s investment portfolio as a whole and the Sub-Adviser’s responsibility and liability shall be limited to following any written instruction the Sub-Adviser receives from the Adviser.

The investment authority granted to the Sub-Adviser shall include the authority to exercise whatever powers the Fund may possess with respect to any of the assets of the Fund’s WCM Portion, including, but not limited to, the power to exercise rights, options, warrants, conversion privileges, redemption privileges, and to tender securities pursuant to a tender offer. The Sub-Adviser shall not, however, be responsible for voting proxies, for participating in class actions and/or other legal proceedings on behalf of the Fund, but will provide such assistance as is reasonably requested in writing by the Adviser.

Section 2. Duties, Representations and Warranties of the Sub-Adviser.

(a) The Sub-Adviser shall make decisions with respect to all purchases and sales of securities and other investment assets for the WCM Portion. To carry out such decisions, the Sub-Adviser is hereby authorized, as agent and attorney-in-fact for the Fund, for the account of, at the risk of and in the name of the Fund, to place orders and issue instructions with respect to those transactions of the Fund. In all purchases, sales and other transactions in securities and other assets for the Fund, the Sub-Adviser is authorized to exercise full discretion and act for the Fund and instruct the Fund’s custodian (the “Custodian”) in the same manner and with the same force and effect as the Fund might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

The Sub-Adviser acknowledges that the Fund and other mutual funds advised by the Adviser (collectively, the “fund complex”) may engage in transactions with certain sub-advisers in the fund complex (and their affiliated persons) in reliance on exemptions under Rule 10f-3, Rule 12d3-1, Rule 17a-10 and Rule 17e-1 under the 1940 Act. Accordingly, the Sub-Adviser hereby agrees that it will not consult with any other sub-adviser of a fund in the fund complex, or an affiliated person of a sub-adviser, concerning transactions for a fund in securities or other fund assets. The Sub-Adviser shall be limited to managing only the WCM Portion, and shall not consult with the sub-adviser as to any other portion of the Fund’s portfolio concerning transactions for the Fund in securities or other Fund assets.

(b) Following the close of each calendar quarter, the Sub-Adviser will report to the Board regarding the investment performance of the WCM Portion since the prior report, and will also keep the Board informed of important developments known by it to affect the WCM Portion and the Sub-Adviser, and on its own initiative will furnish the Board and the Adviser from time to time with such information as the

 | F-2

Sub-Adviser, in its sole discretion, believes appropriate, whether concerning the individual companies whose securities are held by the Fund in the WCM Portion, the industries in which they engage, or the economic, social or political conditions prevailing in each country in which the Fund maintains investments. The Sub-Adviser will also furnish the Board and the Adviser with such statistical and analytical information with respect to securities held by the Fund as the Sub-Adviser, in its sole discretion, believes appropriate or as the Board or the Adviser may reasonably request in writing.

The Sub-Adviser shall promptly notify the Adviser of (i) any material changes regarding the Sub-Adviser that would impact disclosure in the Fund’s Registration Statement(s), or (ii) any material violation of any requirement, provision, policy or restriction that the Sub-Adviser is required to comply with under Section 6 of this Agreement. The Sub-Adviser shall, within two business days, notify both the Adviser and the Fund of any legal process served upon it in connection with its activities hereunder, including any legal process served upon it on behalf of the Adviser or the Fund. The Sub-Adviser, upon the written request of the Custodian, shall reasonably cooperate with the Custodian in the Custodian’s processing of class actions or other legal proceedings relating to the holdings (historical and/or current) of the WCM Portion.

(c) The Sub-Adviser may from time to time employ or sub-contract the services of certain persons as the Sub-Adviser believes to be appropriate or necessary to assist in the execution of the Sub-Adviser’s duties hereunder; provided, however, that the employment of or sub-contracting to any such person shall not relieve the Sub-Adviser of its responsibilities or liabilities hereunder. The cost of performance of such duties shall be borne and paid by the Sub-Adviser. No obligation may be imposed on the Fund in any such respect.

The Sub-Adviser shall supervise and monitor the activities of its representatives, personnel and agents in connection with the execution of its duties and obligations hereunder. The appropriate personnel of the Sub-Adviser will be made available to consult with the Adviser, the Fund and the Board at reasonable times and upon reasonable notice concerning the business of the Fund.

(d) The Sub-Adviser shall maintain records relating to portfolio transactions and the placing and allocation of brokerage orders as are required to be maintained by the Fund under the 1940 Act. Upon the Fund’s reasonable request, the Sub-Adviser also shall prepare and maintain, or cause to be prepared and maintained, in such form, for such periods and in such locations as may be required by applicable law, all other documents and records relating to the services provided by the Sub-Adviser pursuant to this Agreement required to be prepared and maintained by the Fund. The books and records required to be maintained by the Fund which are in the possession of the Sub-Adviser shall be the property of the Fund; provided, however, that if the Sub-Adviser also is required to prepare and maintain any such books and records to satisfy its own recordkeeping requirements, such books and records shall constitute the property of each of the Fund and the Sub-Adviser. The Fund, or the Fund’s

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authorized representatives (including the Adviser), shall have access to such books and records at all times during the Sub-Adviser’s normal business hours. Upon the reasonable written request of the Fund, copies of any such books and records shall be provided promptly by the Sub-Adviser to the Fund or the Fund’s authorized representatives.

(e) The Sub-Adviser represents and warrants to the Adviser and the Fund that: (i) the retention of the Sub-Adviser as contemplated by this Agreement is authorized by the Sub-Adviser’s governing documents; (ii) the execution, delivery and performance of this Agreement does not violate any obligation by which the Sub-Adviser or its property is bound, whether arising by contract, operation of law or otherwise; (iii) this Agreement has been duly authorized by appropriate action of the Sub-Adviser and when executed and delivered by the Sub-Adviser will be the legal, valid and binding obligation of the Sub-Adviser, enforceable against the Sub-Adviser in accordance with the terms hereof, subject, as to enforcement, to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general equitable principles (regardless of whether enforcement is sought in a proceeding in equity or law); (iv) if Sub-Adviser furnishes to Adviser or the Trust the Sub-Adviser’s composite performance record for inclusion in Fund documents, (A) any composite performance record of the Sub-Adviser’s executive officers furnished to the Adviser and the Fund in writing prior to the date hereof (the “Data”) is true and correct, and has been prepared in accordance with applicable laws, rules, regulations, interpretations and in accordance with industry guidelines and standards with respect to standardized performance information; (B) there is no information material to an understanding of the Data which the Sub-Adviser has not provided in writing to the Adviser prior to the date hereof; (C) the accounts included in the Data include all fully discretionary accounts managed by the Sub-Adviser’s executive officers designated to act as portfolio managers of the Fund over the period covered that have investment objectives, policies and strategies that are substantially similar to those that will be followed by the WCM Portion as approved by the Board; (D) the Sub-Adviser has the right, free from any legal or contractual restrictions thereon, to the use, reproduction, and incorporation of the Data in the public disclosure or marketing materials of the Fund, including the prospectus and the statement of additional information and proxy statements (the “Public Disclosure”); and (E) the Sub-Adviser is legally entitled to grant, and hereby grants, such rights to the Adviser and/or the Fund with respect to the use of the Data in the Public Disclosure, including with respect to any Public Disclosure filed with the Commission prior to the date hereof.

Section 3. Delivery of Documents to the Sub-Adviser. The Adviser has furnished the Sub-Adviser with true, correct and complete copies of the following documents:

(a) The Declaration of Trust, as in effect on the date hereof;
(b) The Registration Statement(s) filed with the Commission under the 1940 Act, including the form of prospectus related to the Fund included therein;
(c) The Advisory Agreement; and
(d) Written guidelines, policies and procedures adopted by the Fund.

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The Adviser will furnish the Sub-Adviser with all future amendments and supplements to the foregoing as soon as practicable after such documents become available. The Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request in connection with the performance of its duties hereunder.

Sub-Adviser shall not be responsible for compliance with any document, materials, instruction or other information not provided to Sub-Adviser in a timely manner until a reasonable time after receipt of same by Sub-Adviser.

The Sub-Adviser shall furnish the Adviser with written certifications, in such form as the Adviser shall reasonably request in writing, that it has received and reviewed the most recent version of the foregoing documents provided by the Adviser and that it will comply with such documents in the performance of its obligations under this Agreement.

Section 4. Delivery of Documents to the Adviser. The Sub-Adviser has furnished, and in the future will furnish, the Adviser with true, correct and complete copies of each of the following documents:

(a) The Sub-Adviser’s most recent Form ADV;
(b) The Sub-Adviser’s most recent balance sheet; and
(c) The current Code of Ethics of the Sub-Adviser, adopted pursuant to Rule 17j-1 under the 1940 Act, and annual certifications regarding compliance with such Code.

In addition, the Sub-Adviser will furnish the Adviser with (i) a summary of the results of any future examination of the Sub-Adviser by the Commission or other regulatory agency with respect to the Sub-Adviser’s activities hereunder; and (ii) copies of its policies and procedures adopted pursuant to Rule 206(4)-7 under the Advisers Act.

The Sub-Adviser will furnish the Adviser with all such documents as soon as practicable after such documents become available to the Sub-Adviser, to the extent that such documents have been changed materially. The Sub-Adviser shall furnish the Adviser with any further documents, materials or information as the Adviser may reasonably request in connection with Sub-Adviser’s performance of its duties under this Agreement, including, but not limited to, information regarding the Sub-Adviser’s financial condition, level of insurance coverage and any certifications or sub-certifications which may reasonably be requested in connection with Fund registration statements, Form N-CSR filings or other regulatory filings, and which are appropriately limited to Sub-Adviser’s responsibilities under this Agreement.

Section 5. Control by Board. As is the case with respect to the Adviser under the Advisory Agreement, any investment activities undertaken by the Sub-Adviser pursuant to this Agreement, as well as any other activities undertaken by the Sub-Adviser on behalf of the Fund, shall at all times be subject to the direction and control of the Fund’s Board.

Section 6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, the Sub-Adviser shall at all times comply with:

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(a) investment guidelines, policies and restrictions established by the Board that have been communicated in writing to the Sub-Adviser;

(b) all applicable provisions of the 1940 Act and the Advisers Act, and any rules and regulations adopted thereunder;

(c) the Registration Statement(s) of the Fund, as it may be amended from time to time (including any information transmitted to Shareholders pursuant to Rule 8b-16 under the 1940 Act), filed with the Commission under the Securities Act and the 1940 Act and delivered to the Sub-Adviser;

(d) the provisions of the Declaration of Trust of the Fund, as it may be amended or supplemented from time to time and delivered to the Sub-Adviser;

(e) the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund, and any rules and regulations adopted thereunder; and

(f) any other applicable provisions of state or federal law, and any rules and regulations adopted thereunder.

Section 7. Proxies. The Adviser shall have responsibility to vote proxies solicited with respect to issuers of securities in which assets of the Fund are invested from time to time in accordance with the Fund’s policies on proxy voting. The Sub-Adviser will provide, when requested in writing by the Adviser, information on a particular issuer to assist the Adviser in the voting of a proxy.

Section 8. Expenses. All of the ordinary business expenses incurred in the operations of the Fund and the offering of its shares shall be borne by the Fund unless specifically provided otherwise in this Agreement or otherwise agreed by the Fund and the Adviser and/or Sub-Adviser. The expenses borne by the Fund include, but are not limited to, brokerage commissions, taxes, legal, auditing or governmental fees, the cost of preparing share certificates, custodian, transfer agent and registrar costs, all stock exchange listing expenses, expense of issue, sale, redemption and repurchase of shares, expenses of registering and qualifying shares for sale, expenses relating to Board and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, the fees and other expenses incurred by the Fund in connection with membership in investment company organizations and the cost of printing copies of prospectuses and statements of additional information distributed to the Fund’s shareholders.

The Sub-Adviser shall pay its own expenses in connection with the services to be provided by it pursuant to this Agreement. In addition, the Sub-Adviser shall be responsible for reasonable out-of-pocket costs and expenses incurred by the Adviser or the Fund: (a) to prepare press releases or to amend the Fund’s registration statement or supplement the Fund’s prospectus, and circulate the same, solely to reflect a change in the personnel of the Sub-Adviser responsible for making investment decisions in relation to the Fund; (b) to obtain shareholder approval of a new sub-advisory agreement as a result of a “change in control” (as such term in defined in Section 2(a)(9) of the 1940 Act) of the Sub-Adviser, or to otherwise comply

 | F-6

with the 1940 Act, the Securities Act, or any other applicable statute, law, rule or regulation, as a result of such change; or (c) to meet other legal or regulatory obligations caused by activities of the Sub-Adviser.

Section 9. Compensation. As compensation for the sub-advisory services provided under this Agreement, the Adviser shall pay the Sub-Adviser fees, payable monthly, at the annual rates indicated on Appendix A hereto, as such Schedule may be amended or supplemented as agreed to in writing by the parties from time to time. It is understood that the Adviser shall be responsible for the Sub-Adviser’s fee for its services hereunder, and the Sub-Adviser agrees that it shall have no claim against the Fund with respect to compensation under this Agreement.

Section 10. Standard of Care. The Fund and the Adviser will expect of the Sub-Adviser, and the Sub-Adviser will give the Fund and the Adviser the benefit of, the Sub-Adviser’s best judgment and efforts in rendering its services to the Fund, and the Sub-Adviser shall not be liable hereunder for any mistake in judgment. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser or any of its officers, directors, employees or agents, the Sub-Adviser shall not be subject to liability to the Adviser, to the Fund or to any shareholders in the Fund for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security. Notwithstanding the foregoing, the Sub-Adviser shall be responsible for the accuracy and completeness (and liable for the lack thereof) of the statements and Data (only if Sub-Adviser furnishes to Adviser or the Fund any such Data for inclusion in Fund documents) furnished by the Sub-Adviser for use by the Adviser in the Fund’s offering materials (including the prospectus, the statement of additional information, advertising and sales materials) and any proxy statements that pertain to the Sub-Adviser, the portfolio managers of the Fund and the investment of the WCM Portion.

Nothing in this Agreement (including Sections 10, 15 or 16 of this Agreement) shall be construed to relieve either the Sub-Adviser or the Adviser of any claims or liability arising under federal securities laws or any non-waivable provisions of any other federal or state laws.

Section 11. Non-Exclusivity. The services of the Sub-Adviser to the Adviser and the Fund are not to be deemed to be exclusive, and the Sub-Adviser shall be free to render investment advisory and administrative or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of the Sub-Adviser are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers, directors or trustees of any other firm or trust, including other investment advisory companies.

It is understood that the Sub-Adviser performs investment advisory services for various clients, including accounts of clients in which the Sub-Adviser or associated persons have a beneficial interest. The Sub-Adviser may give advice and take action in the performance of its duties with respect to any of its other clients, which may differ

F-7 |

from the advice given, or the timing or nature of action taken, with respect to the assets of the Fund. Nothing in this Agreement shall be deemed to impose upon the Sub-Adviser any obligation to purchase or sell for the Fund any security or other property that the Sub-Adviser purchases or sells for its own accounts or for the account of any other client.

Any information or recommendations supplied by the Sub-Adviser to the Adviser or the Fund in connection with the performance of its obligations hereunder shall be treated as confidential and for use by the Adviser, the Fund or such persons as they may designate, solely in connection with the WCM Portion, except as required by applicable law or as otherwise provided hereunder, it being understood and agreed that the Adviser and the Fund may disclose Fund portfolio holdings information in accordance with the Fund’s policies and procedures governing the disclosure of Fund portfolio holdings, as amended or supplemented from time to time. Information supplied by the Adviser or the Fund to the Sub-Adviser in connection with performing its obligations under this Agreement shall be treated by the Sub-Adviser as confidential and for use by the Sub-Adviser solely in connection with the WCM Portion and the performance of the Sub-Adviser’s obligations hereunder.

The Sub-Adviser may include the Fund in its representative client list.

Section 12. Records. The Sub-Adviser shall, with respect to orders the Sub-Adviser places for the purchase and sale of portfolio securities of the WCM Portion, maintain or arrange for the maintenance of the documents and records required pursuant to Rule 31a-1 under the 1940 Act, as well as trade tickets and confirmations of portfolio trades, and such other records as the Adviser reasonably requests to be maintained. All such records shall be maintained in a form reasonably acceptable to the Adviser and the Fund and in compliance with the provisions of Rule 31a-1 or any successor rule. All such records will be the property of the Fund, and will be made available for inspection by the Fund and its authorized representatives (including the Adviser). The Sub-Adviser shall promptly, upon the Fund’s written request, surrender to the Fund those records that are the property of the Fund; provided, however, that the Sub-Adviser may retain copies of such records.

Section 13. Term and Approval. This Agreement shall become effective with respect to the Fund for an initial two-year term after it is approved in accordance with the express requirements of the 1940 Act, and executed by the Fund, Adviser and Sub-Adviser and shall thereafter continue from year to year, provided that the continuation of the Agreement is approved in accordance with the requirements of the 1940 Act, which currently requires that the continuation be approved at least annually:

(a) (i) by the Fund’s Board of Trustees or (ii) by the vote of “a majority of the outstanding voting securities” of the Fund (as defined in Section 2(a)(42) of the 1940 Act, and
(b) by the affirmative vote of a majority of the Fund’s Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of a party to this

 | F-8

Agreement (other than as Trustees of the Fund), by votes cast in person at a meeting specifically called for such purpose.

Section 14. Termination. This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of the Board or by vote of a majority of the Fund’s outstanding voting securities, or by the Adviser or Sub-Adviser upon sixty (60) days’ written notice to the other parties. The notice provided for herein may be waived by the party entitled to receipt thereof. This Agreement shall automatically terminate in the event of its assignment, the term “assignment” for purposes of this paragraph having the meaning defined in Section 2(a)(4) of the 1940 Act, as it may be interpreted by the Commission or its staff in interpretive releases, or applied by the Commission staff in no-action letters, issued under the 1940 Act.

This Agreement may also be terminated immediately by the Adviser, the Sub-Adviser or the Fund in the event that another party: (i) breaches a material term of this Agreement; or (ii) commits a material violation of any governing law or regulation; or (iii) engages in conduct that would have a material adverse effect upon the reputation or business prospects of the terminating party.

Section 15. Indemnification by the Sub-Adviser. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, or any of their respective officers, directors, employees, affiliates or agents, the Fund and the Adviser, respectively, shall not be responsible for, and the Sub-Adviser hereby agrees to indemnify and hold harmless the Fund and the Adviser and their respective officers, directors, employees, affiliates and agents (severally, but not jointly) against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or instrumentality of any kind, arising out of or attributable to the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder or the breach of any representation and warranty hereunder on the part of the Sub-Adviser or any of its officers, directors, employees affiliates or agents. Notwithstanding the foregoing, the Sub-Adviser shall not be liable hereunder for any losses or damages resulting from the Sub-Adviser’s adherence to the Adviser’s written instructions, or for any action or inaction by the Sub-Adviser consistent with the Standard of Care described in Section 10 of this Agreement.

Section 16. Indemnification by the Adviser. Provided that the conduct of the Sub-Adviser, its partners, employees, affiliates and agents is consistent with the Standard of Care described in Section 10 of this Agreement, the Sub-Adviser shall not be responsible for, and the Adviser hereby agrees to indemnify and hold harmless the Sub-Adviser, its partners, employees, affiliates and agents against any and all losses, damages, costs, charges, reasonable counsel fees and expenses, payments, expenses, liability, claims, actions, suits or proceedings at law or in equity whether brought by a private party or a governmental department, commission, board, bureau, agency or

F-9 |

instrumentality of any kind, relating to the Sub-Adviser’s act(s) or omission(s) in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security, or arising out of or attributable to conduct of the Adviser relating to: (i) the advertising, solicitation, sale, purchase or pledge of securities, whether of the Fund or other securities, undertaken by the Fund, its officers, directors, employees, affiliates or agents, (ii) any violations of the securities laws, rules, regulations, statutes and codes, whether federal or of any state, by the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents, or (iii) the willful misfeasance, bad faith, grossly negligent acts or reckless disregard of obligations or duties hereunder on the part of the Fund or the Adviser, respectively, or their respective officers, directors, employees, affiliates or agents.

Section 17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105, and that of the Sub-Adviser shall be 525 Market Street, 12th Floor, San Francisco, California 94105.

Section 18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such terms or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission, or interpretations of the Commission or its staff, or Commission staff no-action letters, issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of this Agreement is revised by rule, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order. The duties and obligations of the parties under this Agreement shall be governed by and construed in accordance with the laws of the State of Delaware to the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted.

Section 19. Amendment. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. If shareholder approval of an amendment is required under the 1940 Act, no such amendment shall become effective until approved by a vote of the majority of the outstanding shares of the Fund. Otherwise, a written amendment of this Agreement is effective upon the approval of the Board, the Adviser and the Sub-Adviser.

Section 20. Risk Acknowledgement. The Sub-Adviser does not guarantee the future performance of the Fund, the success of any investment decision or strategy that the

 | F-10

Sub-Adviser may use, or the success of the Sub-Adviser’s overall management of the WCM Portion. Each of the Fund and the Adviser understand that investment decisions made for the Fund by the Sub-Adviser are subject to various market, currency, economic and business risks, and that those investment decisions will not always be profitable. The Sub-Adviser will manage the WCM portion and, in making investment decisions for the Fund, the Sub-Adviser will not consider any other securities, cash or other investments covered by the Fund.

Section 21. Authority to Execute Agreement. Each of the individuals whose signature appears below represents and warrants that he or she has full authority to execute this Agreement on behalf of the party on whose behalf he or she has affixed his or her signature to this Agreement. The Fund and the Adviser will deliver to the Sub-Adviser such evidence of its authority with respect to this Agreement as Sub-Adviser may reasonably require. The Sub-Adviser will deliver to the Fund and the Adviser such evidence of its authority with respect to this Agreement as the Fund or the Adviser may reasonably require.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in triplicate by their respective officers on the day and year first written above.

WELLS FARGO UTILITIES AND HIGH INCOME FUND

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

APPENDIX A

WELLS CAPITAL MANAGEMENT, LLC
SUB-ADVISORY AGREEMENT
FEE AGREEMENT
WELLS FARGO UTILITIES AND HIGH INCOME FUND

F-11 |

This fee agreement is effective as of the [ ] day of [ ], 2021 by and between Wells Fargo Utilities and High Income Fund (the “Fund”), Wells Fargo Funds Management, LLC (the “Adviser”) and Wells Capital Management, LLC (the “Sub-Adviser”).

WHEREAS, the parties have entered into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) whereby the Sub-Adviser provides management and other services to the Fund; and

WHEREAS, the Sub-Advisory Agreement provides that the fees to be paid to the Sub-Adviser are to be as indicated on this Appendix A;

The Adviser pays the Sub-Adviser a fee at an annual rate of 0.40% of the Fund’s total assets.

If the Sub-Adviser shall provide management and other services for less than the whole of a month, the foregoing compensation shall be prorated based on the number of days in the month that such Sub-Adviser provided management and other services to the Fund.

The foregoing fee schedule is agreed to as of this [ ] day of [ ], 2021, and shall remain in effect until agreed and changed in writing by the parties.

WELLS FARGO UTILITIES AND HIGH INCOME FUND

By:
Name:
Title:

WELLS FARGO FUNDS MANAGEMENT, LLC

By:
Name:
Title:

WELLS CAPITAL MANAGEMENT, LLC

By:
Name:
Title:

 | F-12

EXHIBIT G

Date of Last Shareholder Approval of Current Sub-Advisory Agreement

Fund	Date of Last Shareholder Approval
Wells Fargo Utilities & High Income Fund	July 9, 2010

G-1 |

EXHIBIT H

Current Wells Capital Officers and Directors

The name and principal occupation of Wells Capital’s principal executive officers and directors as of the date of this proxy statement are set forth below. The business address of each such officer and/or director is 525 Market Street, San Francisco, California 94105.

Jon Baranko, Director, President and Chief Investment Officer – Global Fundamental Investments
Siobhan Foy, Director and Senior Vice President
Randy Mangelsen, Director
Daniel Mavico, Chief Compliance Officer
Ann Miletti, Director
Sally Squire, Director and Chief Administrative Officer

H-1 |

EXHIBIT I

Investment Advisory Fees Paid

Fund	Advisory Fees Paid	Advisory Fees Waived
Wells Fargo Utilities & High Income Fund	$694,374	$0

I-1 |

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(ERH-PXS-0721)

PROXY TABULATOR
[Address]

To vote by Internet
1) Read the Proxy Statement and have the proxy card below at hand.
2) Go to website www.[webaddress].com.
3) Follow the instructions provided on the website.

To vote by Telephone
1) Read the Proxy Statement and have the proxy card below at hand.
2) Call 1-800-[phone].
3) Follow the instructions.

To vote by Mail
1) Read the Proxy Statement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

If You Are NOT Voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

xxxxx-xxxxx

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

	FOR	AGAINST	ABSTAIN
1. To consider and approve a new investment advisory agreement with Wells Fargo Funds Management, LLC
2. To consider and approve a new investment sub-advisory agreement with Wells Capital Management, LLC
3. To transact such other business as may properly come before the Meeting or any adjournments thereof

It is Important That Proxy Cards Be Returned Promptly. Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope. Your Prompt Attention to the Enclosed Proxy Card Will Help to Avoid the Expense of Further Solicitation.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Proxy Statement is acknowledged.

___________________________________________________
Signature [PLEASE SIGN WITHIN BOX] Date

__________________________________________________
Signature [Joint Owners] Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on July 15, 2021, or any adjournment or postponement thereof. This Notice and the attached proxy statement (the “Proxy Statement”) are available on the internet at www.[webaddress].com.

WELLS FARGO UTILITIES AND HIGH INCOME FUND
The undersigned shareholder of Wells Fargo Utilities and High Income Fund (the “Fund”), hereby appoints Catherine F. Kennedy, Maureen E. Towle and Johanne F. Castro and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of stock of the Fund standing in the name of the undersigned at the close of business on May 28, 2021, at a Special Meeting of Shareholders to be held at the office of

Wells Fargo Asset Management, 525 Market Street, San Francisco, CA 94105, on July 15, 2021 at 12:00 p.m. Pacific Time, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND AND WILL BE VOTED FOR THE PROPOSAL(S) SHOWN ON THE REVERSE SIDE UNLESS OTHERWISE INDICATED.

PLEASE SIGN AND DATE ON THE REVERSE SIDE